FIRST AMENDMENT TO

                        ASSIGNMENT AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 1st day of April, 2000, by and between Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), Prime RVC, Inc., a Delaware corporation ("Prime RVC"), as assignee of Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime BDR") (PMOI and Prime RVC are referred to herein, jointly and severally, as "Secured Party") and David P. Bates and Jane A. Bates (collectively referred to as the "Debtor"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in that certain Assignment and Security Agreement, dated effective as of September 1, 1999, among PMOI and Prime RVC as assignee of Prime BDR (the "Assignment and Security Agreement").

                             Preliminary Statements

         Debtor and Secured Party have executed and delivered that certain Stock Purchase Agreement dated as of September 1, 1999 (the "Stock Purchase Agreement"), pursuant to which Secured Party purchased from Debtor certain shares of the $0.01 par value common stock of Horizon Vision Center, Inc, a Nevada corporation (the "Existing Center").

         Debtor pledged the collateral to secure certain obligations and liabilities that Debtor may now or hereafter have to Secured Party, including, without limitation, any indemnity obligations arising under the Stock Purchase Agreement.

         The shareholders of the Existing Center, including Debtor, have determined that it is in their best interests that they, together with Prime RVC, organize and own Horizon Vision Centers, L.L.C., a Delaware limited liability company (the "New Center") for the purpose of operating new vision centers that will provide refractive surgery and related services in the Northern and Central California area.

         In connection with the formation of the New Center, Debtor has agreed to pledge all of its ownership interest in the New Center as additional collateral pursuant to the terms and conditions of the Assignment and Security Agreement.

                             Statement of Agreement

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         Section 1.        Amendments, Additions and Deletions to Agreement.
                           ------------------------------------------------

     a. The parties to this Agreement hereby agree to amend Section 1.1(a) of the Assignment and Security Agreement to read in its entirety as follows:

                  (a) Shares. From and after the date of this Agreement, (i) all shares of the common stock of Horizon Vision Centers, Inc., a Nevada corporation, and all membership interests of Horizon Vision Centers, L.L.C., a Delaware limited liability company, owned or acquired in any manner by Debtor (collectively, the "Shares"), (ii) any replacements, substitutions, or exchanges of the certificates representing the Shares, and (iii) any and all options, rescission rights, registration rights, conversion rights, subscription rights, contractual or quasi-contractual rights, warrants, redemption rights, redemption proceeds, calls, preemptive rights and all other rights and benefits pertaining to the Shares;

         Section 2. Effect on Existing Agreements. This Agreement is incorporated into the Assignment and Security Agreement by reference. Other than as provided in this Agreement, the Assignment and Security Agreement has not been modified or amended and is in full force and effect. Equity Holder hereby affirms that it remains a party to the Assignment and Security Agreement (as amended by this Agreement) after the execution of this Agreement. This Agreement may be executed in a number of identical counterparts which, taken together, shall constitute collectively one and the same agreement.

                            [Signature page follows]

043838.0009  AUSTIN 189916 v1

                                SIGNATURE PAGE TO

                                 FIRST AMENDMENT

                                       TO

                        ASSIGNMENT AND SECURITY AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

DEBTOR:


                                                David P. Bates, III



                                                Jane A. Bates


SECURED PARTY:                                  PRIME MEDICAL OPERATING, INC.


                                            By:_________________________________
                                               Teena Belcik, Treasurer


                                                PRIME/BDR ACQUISITION, L.L.C.

                                            By:_________________________________
                                               Teena Belcik, Treasurer


                                                PRIME RVC, INC.

                                            By:_________________________________
                                               Teena Belcik, Treasurer